SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2004
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On  August  16,  2000,   Heilig-Meyers  Company  and  certain  of  its
         subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On August 31, 2004 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended July 31, 2004, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended July 31, 2004 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  September 15, 2004                   By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                   July 31,    February 29,
                                                    2004          2004
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    6,691    $   16,258
    Accounts Receivable, Net                             --            --
    Inventories                                      47,675        46,054
    Other Receivables                                 6,082         6,942
    Prepaid Expenses                                  3,922         2,792
                                                  ---------     ---------
    Total Current Assets                             64,370        72,046
                                                  ---------     ---------

    Land and Buildings                               19,643        19,643
    Fixtures, Furniture and Vehicles                  9,653         9,429
    Leasehold Improvements                           26,238        24,825
    Construction in Progress                            375           781
                                                  ---------     ---------
    Total Property and Equipment                     55,909        54,678
    Accumulated Depreciation and Amortization        26,130        24,605
                                                  ---------     ---------
    Property and Equipment, Net                      29,779        30,073
                                                  ---------     ---------

    Other Assets                                     84,250        88,222
                                                  ---------     ---------
    TOTAL ASSETS                                 $  178,399    $  190,341
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  5,322         7,965
    Accrued Expenses                                 18,459        21,042
    Income Tax Currently Payable                         --            --
    Deferred Revenue                                  6,807         8,047
                                                  ---------     ---------
    Total Current Liabilities                        30,588        37,054
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               704,186       706,068

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,526
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (918,772)     (915,178)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (556,375)     (552,781)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  178,399    $  190,341
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended    Five Months Ended
                                           July 31, 2004      July 31, 2004
                                         ------------------  ------------------

Sales                                              $ 29,096           $134,510
Costs of Sales                                       16,149             74,774
                                                    -------            --------
    Maintained Margin                                12,947             59,736


Other Income                                          2,195             10,336
                                                    -------            --------
    Total Income                                     15,142             70,072


Selling, General & Administrative Expense            14,798             71,726
Interest Expense                                         59                207
                                                    -------            --------
    Total Operating Expense                          14,857             71,933

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           285             (1,860)

Reorganization Items:
  Store and Distribution Center Exit Costs               --                 --
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                 --
  Interest Income                                        --                 --
  Trustee Fees                                          (11)               (23)
  Professional Fees                                    (317)            (2,094)
                                                    -------            --------
     Total Reorganization Items                        (328)            (2,116)

Delivered Sales Adjustment                               45                434
                                                    -------            --------
Income (Loss) Before Income Taxes                         2             (3,543)
Income Taxes                                             --                 52
                                                    -------            --------
Net Income (Loss)                                  $      2           $ (3,594)
                                                    =======            ========

Income (Loss) per Share                            $  (0.00)          $  (0.06)

Diluted Shares                                       60,771             60,771

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                          One Month Ended     Five Months Ended
                                            July 31, 2004       July 31, 2004
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $      2          $   (3,594)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      314               1,554
   Reorganization items                               328               2,116
   Sold not delivered adjustment                      (45)               (434)
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                             (889)              1,362
       Inventories                                  2,322              (2,347)
       Prepaid expenses                               514              (1,130)
       Deferred taxes                                  --                  --
       Deferred revenue                                23                  (2)
       Accounts payable                               262              (2,721)
       Accrued expenses                             2,138              (3,095)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              4,968              (8,290)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (555)             (1,324)
  Disposals of property and equipment                   1                  63
  Proceeds from dispositions of fixed
    assets - reorganization                            --                  --
  Miscellaneous investments                            --                  --
                                                 ---------           ---------
Net cash provided by investing activities            (554)             (1,260)
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      (0)                (17)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 (0)                (17)
                                                 ---------           ---------
Net increase (decrease) in cash                     4,414              (9,567)
Cash at beginning of period                         2,277              16,258
                                                 ---------           ---------
Cash at end of period                           $   6,691          $    6,691
                                                 =========           =========
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